Milestone payment liability (Tables)	12 Months Ended
Jun. 30, 2023
Business Combinations [Abstract]
Schedule Of Milestone Payment Liability	The probability used in the valuation was based on published research for the probability of success of oncology companies at a similar stage of development as the Company. The discount rate was based on published rates for corporate bonds and the term was based on an estimate of the planned timing of completion of the respective development achievement that would result in payment of the respective milestones.

$ (in thousands)
Balance – June 30, 2021	182
Change in fair value estimate	(19)

Balance – June 30, 2022	163
Change in fair value estimate	3

Balance – June 30, 2023	166